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                                         Chief Financial Officer of Uniprop.Inc.

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Uniprop Manufactured Housing Communities Income Fund (the "Company") on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul M. Zlotoff, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

                  1.       The Report fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Paul M. Zlotoff
--------------------------
Principal Executive Officer,
General Partner of P.I. Associates Limited Partnership
President & Director of GP P.I. Associates Corp.

March 25, 2004